May 2014 Company Presentation

2 Safe Harbor Statement The information contained herein is current only as of the date hereof; however, unless otherwise indicated, financial information contained herein is as of March 31, 2014. The business, prospects, financial condition or performance of FairPoint Communications, Inc. (“FairPoint”) and its subsidiaries described herein may have changed since that date. FairPoint does not intend to update or otherwise revise the information contained herein. FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein. Market data used throughout this presentation is based on surveys and studies conducted by third parties, as well as industry and general publications. FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does FairPoint make any express or implied warranties or representations as to the completeness or accuracy nor does it accept responsibility for errors. Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Throughout this presentation, reference is made to Adjusted EBITDA and Unlevered Free Cash Flow and adjustments to GAAP and non-GAAP measures to exclude the effect of special items. Management believes that Adjusted EBITDA provides a useful measure of operational and financial performance and removes variability related to pension contributions and payments for other post-employment benefits and that Unlevered Free Cash Flow may be useful to investors in assessing the Company’s ability to generate cash and meet its debt service requirements. The maintenance covenants contained in the Company’s credit facility are based on Adjusted EBITDA. In addition, management believes that the adjustments to GAAP and non-GAAP measures to exclude the effect of special items may be useful to investors in understanding period-to-period operating performance and in identifying historical and prospective trends. We provide guidance as to certain financial information herein, which consists of forward-looking statements. Our guidance is not prepared with a view toward compliance with the published guidelines of the American Institute of Certified Public Accountants, and neither our independent registered public accounting firm nor any other independent expert or outside party compiles or examines the guidance and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto. Guidance is based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We generally state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent our actual results which could fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. Notwithstanding this, we do not accept any responsibility for any projections or reports published by any such outside analysts or investors. Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions or the guidance furnished by us will not materialize or will vary significantly from actual results. Accordingly, our guidance is only an estimate of what management believes is realizable as of the date hereof. Actual results may vary from the guidance and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors are urged to put the guidance in context and not to place undue reliance on it. Any inability to successfully implement our operating strategy or the occurrence of any of the events or circumstances discussed therein could result in the actual operating results being different than the guidance, and such differences may be material.

Company Snapshot

- $934.4 million LTM Revenue (through 1Q14) and 3,166 employees
- Operates in 17 states with approximately 1.2M access line equivalents[(1)]
  - 80% former Verizon wireline business in Maine, New Hampshire and Vermont ("NNE")
  - 20% pre-merger FairPoint in rural communities in 17 states, including ME, NH and VT ("Telecom Group")
- **NNE**:
  - Incumbent wireline provider with extensive "enterprise class" network and scale in three contiguous states
  - 16,000+ fiber route mile network offering IP/Ethernet services to attract sustainable revenues
  - Significant organic growth opportunity, especially in business market
  - ~90% broadband availability; 34.9% penetration[(2)]
- **Telecom Group**:
  - Consistent, substantial cash flow generation
  - Local presence and workforce; less competition
  - ~90% broadband availability; 55.1% penetration[(2)]
  - Closed sale of Idaho property for 6x EBITDA in 1Q13

(1) Switched access lines plus broadband subscribers as of March 31, 2014
(2) Broadband subscribers as a percentage of switched access lines
(3) Approximately 20% of Telecom Group is located in ME, NH and VT

Service Territory



FairPoint Operating State
TG Property
NNE States

Access Line Equivalents

as of March 31, 2014	NNE	Telecom Group[(3)]	Total
Switched access lines:			
Residential	408,305	107,801	516,106
Business	245,424	43,275	288,699
Wholesale	58,605	NM	58,605
Total switched access lines	712,334	151,076	863,410
Broadband Subscribers	248,354	83,184	331,538
Total access line equivalents	960,688	234,260	1,194,948
Broadband Penetration	34.9%	55.1%	38.4%

3

4 Albany Boston Northern New England Network 350 Central Offices 16,000+ Fiber Route Miles Network • 400G DWDM ROADM • 10G/1G EPS aggregation rings to all 350 offices • IP/MPLS core with terabit routing capacity and NGN design Network extensions • 1 Summer St, Boston MA (on-net) • 80 State St, Albany NY (on-net) • 60 Hudson St, NYC NY (leased 10G waves) Network Operations Center • 24/7/365 network operations and data services center Data Center Capabilities • On-net enterprise data services facility in New Hampshire • Bundled product with CES Over $700 million invested in infrastructure and technology since 2008 VT 92% ME 87% NH 95% Broadband Coverage New York Enterprise Class fiber network designed to meet growing demand of business customers

5 Summary Financial Results (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see our first quarter 2014 earnings release furnished May 5, 2014 on Form 8-K (2) Unlevered Free Cash Flow means Adjusted EBITDA minus the sum of pension contributions, OPEB payments and capital expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our first quarter 2014 earnings release furnished May 5, 2014 on Form 8-K First Quarter 2014 Results First Quarter • Revenue of $230.6M • Adjusted EBITDA(1) of $64.2M • Unlevered Free Cash Flow(2) of $28.1M • Reported positive momentum in growth-oriented business ̶ Ethernet services contributed approximately $19.9M of revenue in Q1 2014 as compared to $14.9M a year ago, an increase of 33.6% YoY ̶ Data and Internet services revenue grew 10.9% YoY ̶ Broadband subscribers grew 0.4% and total Ethernet circuits grew by 56.6% YoY

6 Investment Highlights Sustainable, Growing Free Cash Flow Stabilize Transform Grow Revenue Improve Operations Execute HR Strategy Change Regulatory Environment • FairPoint is well positioned to grow free cash flow sustainably • The Company is executing its ‘four-pillar’ strategy designed to deliver sustainable free cash flow growth • Sustainable free cash flow growth is the best way to increase shareholder value

7 Executing on our Strategy Changed Regulatory Environment 2012 Focus “De-reg” through Legislation in ME & NH and IRP in VT 4 Execute HR Strategy 2014 Negotiation Focus on Training And Customer Service Enhanced competencies in labor relations and learning & development 2014 Priorities • Maintain revenue momentum • Exceed customer expectations and improve retention • Best in class complex project management • New England Telehealth Consortium – over 250 healthcare facilities connected on fiber network • Maine Next Generation 911 system – delivering new capabilities and connecting 26 public service answering points • Over 1,300 Fiber-to-the-tower connections as of 4Q13 with contracts for an additional 125+ in 2014 • Leverage new product pipeline to continue to deliver meaningfully relevant products and services Improved Operations 2011 Focus Improved Service Quality Stabilized Revenue and Transforming for Growth 2013 Focus Period of Revenue Stabilization entered in 2Q13

8 Selective Rate Increases Retention and Save Programs Consistent Monthly Sales Bookings Stabilization leads to growth through revenue transformation and successful retention programs Recipe for Revenue Stabilization

9 Revenue Strategy Focus: Stabilize, Transform to Grow Revenue Approach: Convert revenue mix toward Ethernet, Fiber and business services Objective: Revenue Stability turns to Revenue Growth Field Sales • Consistent monthly sales bookings • Sales force of 65 to 70 Reps • Focus on Fiber and Ethernet based services • Hosted VoIP, FTTT, NG911 and NETC • New product pipeline Rate Increases Retention Revenue Assurance and Special projects provide cushion for regulatory and other changes • Selective increases offset revenue loss from residential line churn • Several selective increases over the year • Balance rate increase with retention • Offsets revenue impact of line churn by $1 to $2 million in first full quarter post-implementation • Extend customer lives • Renew expiring contracts • Retain customers after promotions end • Promotions designed to prolong customer life: “Stay and Save”

Enhanced Data Products

FairPoint communications

Broadband Opportunity

- Moving customers to higher speeds to protect base and increase ARPU
  - 32% increase of customers with 7Mb or more since beginning of 2013
- 1.3M qualified and available loops at 7Mb, 15Mb and 30Mb
  - Competitive speed
  - Ample room for growth
- Improving credit quality of customer base

Opportunity for 7Mb+ Data Products

Max Speed	Current Subs	Total Qualified Loops	% Penetration
<=1.5Mb	0.1M	0.3M	20%
3Mb	0.1M	0.5M	20%
7Mb	0.1M	0.5M	10%
15Mb	0.0M	0.7M	2%
30Mb	0.0M	0.1M	8%
Total	**0.3M**	**2.1M**	**11%**

Next-Generation Ethernet & IP Products

- Key growth products include:
  - Retail and Wholesale Ethernet (FTTT, E-DIA, E-LAN)
  - Broadband (DSL and FTTP)
  - Managed services (Hosted VoIP)
- Ethernet products increasingly important as the Company drives expansion into the business market
  - Ethernet revenue has grown 33.6% YoY
- IP and Ethernet products will be critical as the product mix shifts away from local voice, ATM, frame relay and switched access

Rapid Ethernet Adoption

(Ethernet circuits)



12,000
10,000
8,000
6,000
4,000
2,000
-
51% (1)
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
Retail Ethernet
Wholesale Ethernet(2)

(1) CAGR of Ethernet circuit counts
(2) Includes FTTT customers

10

Complex Program Management

Partner with Customer

Effective Communication

Own Project Success

- Dedicated team of project managers
- Highly experienced customer facing team with a proven track record of success
- Disciplined and standardized 10 step project implementation approach

Maine Schools and Libraries

- 470+ locations across the state of Maine
- Ethernet Virtual Private Line
- Off-net site coordination with access management team

Fiber to the Tower

- 1,300+ FTTT connections
- Ethernet Virtual Private Line on fiber network
- All major wireless carriers
- Have met all on-time delivery SLA's to date

New England TeleHealth Consortium

- 250+ locations across ME, NH and VT Ethernet Virtual Private Line
- Mix of fiber and copper delivered solutions
- Stringent tracking of all order/circuit information with regularly scheduled customer meetings/reports

NG911

- In-progress conversion of Maine E911 system from TDM to IP
- 26 PSAPs
- Once complete Maine will be the 1st completely IP based NG911 system in the nation

11

12 Revenue: Stabilize, Transform and Grow • Growth revenues are comprised of products such as: • Retail and Wholesale Ethernet • Hosted Voice • Broadband and FTTT • Convertible revenues are moving from older technologies like: • Centrex • ATM • Frame Relay • Legacy revenues are in managed decline and comprised of: • Residential voice • Switched access 1Q 2014(2) 5-Year Outlook • Sales and marketing efforts focused on driving acceleration of Growth products including the evaluation of new products and services • Proactive re-terming and up-selling designed to reduce revenue churn as Convertible customers switch from TDM to IP/Ethernet • Retention efforts and rate increases structured to slow churn in Legacy category Entered period of revenue stabilization in 2Q13 (1) 1Q11 revenue of $254.8 million (2) 1Q14 revenue of $230.6 million Growth = +13% to +17% CAGR Legacy = -2% to -6% CAGR Convertible = -10% to -14% CAGR 1Q 2011(1) by Strategic Category Projected Growth Rate Growth 13% Convertible 37% Legacy 44% Other 6% Growth = +18% CAGR Legacy = -7% CAGR Convertible = -9% CAGR Historic Growth Rate Growth 44% Convertible 16% Legacy 33% Other 7%

Execute HR Strategy

- FairPoint continues to align its human resource assets with the changing telecom landscape
- 21% workforce reduction in last 3 years
- 3,166 employees as of March 31, 2014
  - 1,156 non-represented
  - 2,010 union (1,772 covered by CBAs with CWA and IBEW in NNE, which expire Aug. 2014)
- FairPoint has increased productivity and maintained service quality
  - Demonstrated improvement in key service-quality metrics despite headcount reduction
  - Increased productivity on a per-employee basis over time

Opening Core Proposals – April 25, 2014

- Freeze the defined benefit pension plan
- Discontinue post-retirement healthcare benefits for active employees
- Move bargaining unit employees to the contributory benefit plans available to other employees
- Make changes to the lay-off and recall provisions and eliminate the related costs
- Change various other work rules to allow more effective customer service

$700M Cost Structure [1]



Marketing 5%
Operating Taxes & Other 8%
Circuits & Network 24%
Facilities and Fleet 7%
Contracted Services 6%
Employee Expenses 50%

Headcount Rationalization



(No. of Employees) (2)
4,000
3,000
2,000
21%(3)
747
749
691
681
667
594
589
585
569
557
551
542
529
3,261
3,260
2,999
2,860
2,787
2,816
2,809
2,784
2,752
2,698
2,631
2,629
2,637
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1 14

Labor negotiations in 2014 provide opportunity to further address cost structure

(1) FY 2013 adjusted for items added back to compute Adjusted EBITDA
(2) NNE = Yellow, Telecom Group = Blue
(3) Decrease represents total change in workforce since 1Q11

13

14 Financial Overview

15 Recent Financial Trends (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see the Company’s first quarter 2014 earnings release furnished May 5, 2014 on Form 8-K (2) Unlevered Free Cash Flow means Adjusted EBITDA minus the sum of pension contributions, OPEB payments and capital expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our first quarter 2014 earnings release furnished May 5, 2014 on Form 8-K (3) Sale of Idaho operations on Jan. 31, 2013 resulted in approximately $0.6M of sequential revenue decline from 1Q13 to 2Q13 (4) Guidance provided May 5, 2014 ($ in M) 1Q13 2Q13 3Q13 4Q13 2013 1Q14 2014 Guidance Revenue $235.5 $234.5 $236.0 $233.4 939.4$ $230.6 $930 - $940 Adjusted EBITDA(1) $63.9 $66.4 $67.5 $67.2 265.0$ $64.2 $260 - $270 margin 27.1% 28.3% 28.6% 28.8% 28.2% 27.8% Capital expenditures $29.9 $27.4 $33.8 $37.2 128.3$ $28.1 $125 % of revenue 12.7% 11.7% 14.3% 15.9% 13.7% 12.2% Cash Pension & OPEB $1.0 $4.3 $9.3 $8.9 $23.4 $8.0 $35 Unlevered Free Cash Flow(2) $32.9 $34.7 $24.4 $21.1 113.3$ $28.1 $100 - $110 Cash on hand $17.0 $27.0 $24.7 $42.7 42.7$ $31.7 Debt, gross $940.0 $938.4 $936.8 $935.2 935.2$ $933.6 Financial Highlights (3) (4)

16 Revenue: Stabilize, Transform and Grow by Customer Segment (1) by Product Type (1)(2) In period of revenue stabilization (1) 1Q14 revenue of $230.6 million (2) Access includes switched access and special access, which includes wholesale Ethernet services like fiber-to-the-tower (2)

17 Disciplined approach to Cap Ex $125 18.5% 17.1% 14.9% 13.7% 13.4% $198 $176 $145 $128 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% 19.0% $100 $120 $140 $160 $180 $200 $220 $240 2010 2011 2012 2013 2014 Guidance (Capital expenditures by year and as a % of revenue ($ in M)) Cap Ex Trend and Allocation Regular PUC Mandate FTTT Optimal Level Success-based Network Growth Non-revenue generating • Cap Ex managed through regular review of priorities and initiatives • Cap Ex trending toward optimal level • Success-based includes spending directly attributable to sales • Network growth includes fiber expansion, broadband buildout and speed upgrades • Non-revenue generating includes IT, plant maintenance and cost saving projects Optimizing Cap Ex Levels

Pension and OPEB Considerations

FairPoint communications

- Pension & OPEB liabilities arise primarily from Northern New England union contracts
  - GAAP liabilities represent status quo into perpetuity and reflect continuation of past practices
- 2014 Pension contribution of $28 to $30 million and OPEB payments of approximately $6 million targeted
- Pension and OPEB liabilities are highly sensitive to changes in the discount rate and healthcare cost trend assumptions
- 21% reduction in headcount since 2011 (2)

Pension & OPEB GAAP Liability

Pension & OPEB GAAP Liability

($ in millions)	2011	2012	2013
Pension			
Plan assets	$160.3	$166.3	$175.2
Projected benefit obligation	$318.3	$369.8	$328.8
Key assumptions:			
Discount Rate	4.63%	4.08%	4.92%
OPEB			
Plan assets	$1.0	$0.0	$0.0
Projected benefit obligation	$533.2	$621.4	$590.4
Key assumptions:			
Discount Rate	4.66%	4.20%	4.98%
Healthcare cost trend (<65 years)	8.40%	8.40%	8.10%
Healthcare cost trend (>65 years)	8.40%	8.40%	8.10%

Pension & OPEB Sensitivity (1)

($ in millions)	Pension	OPEB
Impact on liability given 1% change in the discount rate assumption	~20%	~20%
Impact on liability given 1% increase in healthcare cost trend assumption	N/A	$139.3
Impact on liability given 1% decrease in healthcare cost trend assumption	N/A	($106.6)

Labor negotiations in 2014 provide opportunity to address Pension & OPEB

(1) Based upon liability at December 31, 2013
(2) Resulted in over $65 million in lump sum distributions since 2011

18

19 • Focused on revenue & product transformation ̶ “Enterprise Class” network with 16K fiber route miles in 3 contiguous states ̶ Continually developing network to meet growing and rapidly evolving needs of enterprise and wholesale customers ̶ Enhanced sales organization with positive momentum • Significant growth opportunities in NNE Business Market Disciplined Investment for Growth Strengthen Balance Sheet • Deleveraging ̶ Reduced debt from $1B to $933.6M in 3 years ̶ Successful refinancing in 1Q13 ̶ Mandatory debt principal payments of $6.4M per year ̶ 50% excess cash flow sweep ̶ Continued investment discipline ̶ Sustainable, growing free cash flow • Monetizing non-core assets at attractive valuations ̶ Sale of Idaho operations for 6x EBITDA • Focus on cost savings leading up to labor contract renegotiations in August 2014 • Manage pension liability through prudent cash contributions Strengthening Financial Profile

20 Operating Footprint